Exhibit 99.2

46P—Development of an allogeneic CAR-T targeting MUC1-C (MUC1, cell surface associated, C-terminal) for epithelial derived tumors    David Y. Oh,1 Jason T. Henry,2 Joaquina Baranda,3 Ecaterina E. Dumbrava,4 Ezra Cohen,5 Rajesh Belani,6 Jeff D. Eskew,6 Joanne McCaigue,6 Hamid Namini,6 Christopher E. Martin,6 Ann Murphy,6 Eric Ostertag,6 Julia Coronella,6 Devon J. Shedlock,6 Ildefonso Rodriguez-Rivera,7 1University of California San Francisco, Helen Diller Family Comprehensive Cancer Center, San Francisco, CA; 2Sarah Cannon Research Institute at HealthOne, Denver, CO; 3University of Kansas Cancer Center, Kansas City, KS; 4MD Anderson Cancer Center, Houston, TX; 5University of California San Diego, San Diego,    CA; 6Poseida Therapeutics, Inc., San Diego, CA; 7NEXT Oncology, San Antonio, TX                BACKGROUND PRECLINICAL RATIONALE CLINICAL STUDY METHODS AND DESIGN PHASE 1 DOSE-ESCALATION CLINICAL RESULTS Topic Detail * • Most solid tumors are of epithelial origin and express mucin 1 (MUC1) and its C-terminal domain MUC1-C (MUC1, Patient demographics and characteristics Can P-MUC1C-ALLO1 Infiltrate into Solid Tumor? Study information Phase 1, dose escalation, and expanded cohort study of P-MUC1C-ALLO1 in adults with advanced or cell surface associated, C-terminal), such as breast, ovarian, prostate, colorectal, pancreatic, gastric, esophageal, metastatic solid tumors (NCT05239143). The study will include 15 years of follow-up and evaluate the nasopharyngeal, as well as non-small cell lung cancer, renal cell carcinoma, head-and-neck squamous cell safety, MTD, and antitumor effect of P-MUC1C-ALLO1 6 CAR-T cells administered, cells/kg Mean (min, max) x 10 Patients, n carcinoma, and others Study design Part 1: Standard 3+3 design of dose-escalating cohorts 6 Cohort 1: 0.75 x 10 single infusion 74.15 (47.93, 96.98) 3 • There have been multiple clinical-stage therapeutics targeting MUC1, including chimeric antigen receptor (CAR)-T Arm A (SA): single dose after cy/flu lymphodepletion Arm B (CYC): multiple doses in cycles q2W after cy/flu lymphodepletion with 2 additional Cohort 2: 2.0 x 106 single infusion 164.15 (103.88 / 203.56) 3 therapies, antibody-drug conjugates, and bispecific T-cell engagers which have thus far demonstrated little lymphodepletion in cycles 6-week intervals evidence for “on-target, off-tumor” toxicity1-3 Parameter (n=6) Arm C (SA-RIT): singe dose after cy/flu plus rituximab lymphodepletion • MUC1-C is expressed broadly and accessibly throughout tumor tissue due to the loss of cell polarity, one of the Arm D (CYC-RIT): multiple doses in cycles q2W after cy/flu/rit lymphodepletion with 2 additional Age, median (min, max), years 61 (59, 68) lymphodepletion in cycles 6-week intervals hallmarks of tumorigenesis Part 2: Time since diagnosis, median (min, max), years 4.1 (1.08, 10.13) • We have developed a fully allogeneic CAR-T cell therapy, called P-MUC1C-ALLO1, that targets a MUC1-C epitope. P- RP2D at MTD in groups of up to 15 patients with defined characteristics Baseline ECOG performance status, 0/1, n (%) 3 (50%) / 3 (50%) MUC1C-ALLO1 is manufactured using non-viral transposon-based integration (piggyBac® DNA Delivery System), Study patient Adults with confirmed unresectable, locally advanced or metastatic epithelial-derived solid tumors population refractory to standard of care therapy or ineligible or refused another existing treatment option Prior therapy resulting in a highly enriched T stem cell memory (TSCM) product, and is gene edited with Cas-CLOVER to knock out B2M and TRBC. P-MUC1C-ALLO1 administration resulted in complete elimination of solid tumors in murine models Proposed sample size Up to 100 patients (including up to 40 in the expansion) No. of prior regimens, all patients (n=6): median (min, max) 4 (2, 6) Evaluation criteria: Safety/feasibility: AEs, labs, CRS, neurotoxicity, and MAS/HLH4 • This first-in-human Phase 1 clinical trial is evaluating a CAR-T in epithelial-based solid tumors Cohort Patient Tumor Lines of prior Last efficacy, safety, and Efficacy: RECIST v1.1 and secondarily iRECIST; ORR, TTR, DOR, PFS, OS, CTCs, P-MUC1C-ALLO1 cells Sex other variables (vectors/clonality) # type therapy, n therapy P-MUC1C-ALLO1 is highly enriched for T stem cell memory CAR-Ts * Exploratory MUC1-C expression in tumor biopsies and by related markers CA15-3 and CA27-29. P-MUC1C-ALLO1 cell 1 1 M Esophageal adenocarcinoma 3 Ramucirumab/Taxol kinetics and phenotype including b2M expression; immunogenicity in context of patient-donor match 1 2 M Colorectal 6 Investigational STING agonist metrics. Cytokine correlates of lymphodepletion, safety, and efficacy Massive P-MUC1C-ALLO1 Tumor Infiltration and loss of MUC1-C+ tumor cells post CAR-T Infusion Major inclusion criteria Major exclusion criteria 1 3 F Breast (HR+, Her2-) 4 Eribulin MORE 2 4 M Pancreatic 3 FOLFOXIRI LESS • Advanced or metastatic epithelial-derived solid tumor with • No active second primary malignancies DIFFERENTIATED Tumor-infiltrating CAR-T cells CAR-T cells in Blood DIFFERENTIATED measurable disease per RECIST v1.1 • No active autoimmune disease 2 5 F Pancreatic 2 Capecitabine/Radiotherapy • Refractory to standard of care treatment or ineligible/refused • No active systemic infections 2 6 M Prostate 5 Docetaxel 100 90.8% 93.8% 104 3,664 3,792 other existing treatment options • No significant CNS, liver or heart disease T EFF • ANC 1000 /mL, platelets 50,000 /mL, Hb >8 g/dL * Cutoff: 14 Nov 2022 T CM EM Blood SCM Central memory T cell Effector memory T cell Effector T cell ( %) 80 1,718 in • Ferritin 5000 ng/mL. Creatinine 1.5 mg/dL, LFTs 1.5 x ULN Stem cell 103 PATIENT SAFETY, RESPONSE, AND DISPOSITION memory T cell ency 60 STEMNESS MATTERS • Strong correlation with best responses in the clinic u • Self renewing 39.3% ells/ul • More gradual tumor killing with less toxicity 40 • Long lived Products with high % c 102 DOSE ESCALATION AND STUDY SCHEMATIC freq T 38 Safety Response and disposition of T • Better duration of response and potential for re-response L • Multipotent SCM I 20 3.5% T 14 • T engrafts in bone marrow, key to CAR-T success in solid tumors 2.8% Cohort/ Patient Dose-limiting Related Best overall response Days on Status SCM 1 * 0 10 Planned dose escalation CD45+ cell dose # toxicities Grade 3 SAEs (RECIST) study** 0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14 If the Maximum Tolerated Dose (MTD) has not Days post CAR-T infusion Days post CAR-T infusion 1 None None Progressive disease 178 LTFU Allogeneic platform incorporates learnings from our autologous experience been reached in Arm A following completion of Cohort 4, the dose of P-MUC1C-ALLO1 may be Cohort 1 2 None None Stable disease 121 PTFU Transport Xenograft immunohistochemistry after CAR-T cell infusion 6 0.75 x 106 cells/kg FULLY ALLOGENEIC increased by 5-10 x10 cells/kg for the T-cell isolation Multiplex gene editing to address subsequent dose levels as agreed upon with 3 None None Partial response 102 LTFU Manufacturing graft vs host (safety) and host vs graft (persistence) Leukapheresis Electroporation/ No CAR-T treatment CAR-T Treatment No CAR-T treatment CAR-T Treatment the safety committee and the FDA of allogeneic gene editing 4 None None Stable disease 43 PTFU Healthy product Stain: Anti-Human CD45 Anti-Human CD45 Anti-Human CD8 Anti-Human MUC1 Anti-Human MUC1 CAR-T product donor * Cohort 2 ALLOGENEIC CAR-positive cell Doses are weight-based (cells/kg) * selection and cell 5 None None NE 21 PTFU expansion 2 x 106 cells/kg MHC I knockout Administration TCR knockout Mouse of allogeneic Product testing 6 None None NE* 8 PTFU CAR-T product and release Purification #1 *NE = Not evaluable as subject has not completed D28 DLT assessment or restaging at time of data cutoff; **Days on study defined as days post infusion of P-MUC1C-ALLO1 Patients Cryopreservation Safety Transport Study schematic Every 3 months until month 24, • No dose limiting toxicities or SAEs considered related to P-MUC1C-ALLO1 were observed Enrollment/ P-MUC1-ALL01 Unique allogeneic platform Booster molecule disease progression, and/or new baseline • No CRS, ICANS, or graft vs host disease were observed infusion anticancer treatment • Preserve/improve high T • Robust manufacturing cy/flu SCM Our patented technology is designed to overcome the Mouse • Grade 3-4 treatment-emergent AEs were anemia (n=1), leukopenia (n=1), neutropenia (n=5), lymphocyte count decreased “allo tax” and significantly increase production yield while cy/flu/rit • Optimized dosing regimens • Dramatic cost reductions #2 (n=2) and subclavian vein thrombosis (n=1) • Healthy donor material – Up to 100s of doses preserving desirable T attributes of P-MUC1C-ALLO1 Days -12, -5, -4, -3 Day 0 Days 14, 17, 21, 24, 28 Weeks 5, 6, 8 Months 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 SCM Efficacy • Six heavily pretreated patients have been dosed with P-MUC1C-ALLO1. Among the 4 evaluable patients, 1 had best overall response —Maximum tumor infiltration at 10 days post CAR-T infusion resulting in >90% of cells in tumor mass at day 10 are CAR-T (TIL) of PR and 1 had SD at the low starting dose of 0.75 x 106 cells/kg and additionally one subject had SD at the 2 x 106 cells/kg dose MUC1-C is a truncated form of MUC1 enriched in many epithelial-derived carcinomas—TIL at day 10 are more differentiated Tem, while reservoir of TSCM / TCM resides in bone marrow—Data previously presented on Poseida’s P-PSMA-101 show CAR-T bone trophic activity in mCRPC in which a biopsy of prior bone Screening Conditioning Post-treatment follow-up visits Long-term metastasis showed CAR-T cells, bone remodeling, and bone marrow but no tumor cells5 chemotherapy follow-up CONCLUSIONS P-MUC1C-ALLO1 epitope highly prevalent in solid tumor indications P-MUC1C-ALLO1 MANUFACTURING CHARACTERISTICS • P-MUC1C-ALLO1 is largely comprised of early memory T cells, i.e., TSCM and TCM Tumor tissue arrays* • The Phase 1 trial for P-MUC1C-ALLO1 was initiated in May 2022 and is estimated to treat up to 100 patients 5 3 2 across 15 sites 100 • A high percentage of tumor samples tested positive for • P-MUC1C-ALLO1 is largely comprised of 10562 135 Mean (Range) Clinical Lots (n = 6) 82 42 staining with scFv binder used by P-MUC1C-ALLO1 CAR early memory T cells, i.e., T and T • Three patients have been treated with P-MUC1C-ALLO1 in cohort 1 and 3 patients in cohort 2 80 4 4 SCM CM – ~90% of breast and colon tumors were positive, as were CD4/CD8 Ratio 0.9 (0.3, 2.0) (CD45RO-CD45RA+CD62L+ or • Both cohort 1 and cohort 2 were completed without dose-limiting toxicities, CRS or graft vs host disease 5 60 88% of ovary, 81% of lung, and 81% of renal tumors positivity Stem cell memory CD8 T cells, % 54.8 (32.9, 79.9) CD45RO+CD45RA-CD62L+, respectively) observed staining 40 • Expression profile was consistent with what has been widely of Central memory CD8 T cells, % 44.4 (19.2, 66.7) • Low composition of late memory T cells • Early signs of clinical activity were observed including 1 partial response in a breast cancer patient at the low    5 5 reported for full-length MUC1% 20 dose and two other patients with gastrointestinal malignancies achieving stable disease MUC1 is overexpressed in many cancers. Other tumor-specific features of MUC1 include: Effector memory CD8 T cells, % 0.6 (0.2, 1.8) (<5%) 0 2 4 2 1. MUC1 is normally expressed on apical surface of epithelium, but globally on all surfaces of cancer cells due to loss of cell polarity Effector CD8 T cells, % 0.2 (0, 0.6) • P-MUC1C-ALLO1 Phase 1 trial enrollment and dose escalation is on-going with subjects now enrolling in • Products are consistently >90% CCR7+ 2. MUC1 is hypoglycosylated on tumor cells cohort 3 dose-level (Arm A) and cyclic dosing (Arm B). Additionally, previously treated subjects are eligible % CCR7 + 95.0 (94.0, 95.8) 3. Increased shedding of MUC1-N due to proteases in the tumor microenvironment, producing high levels of monomeric MUC1-C • Reliably high frequency of CAR+ cells *Numbers above bar indicate number of samples analyzed per protocol for re-treatment at the original dose given or at a higher dose-level that has cleared DLT period 4. The presence of cryptic epitopes on MUC1-C in the tumor microenvironment, hypothesized to be the result of proteolysis % CAR + 98.3 (96.7, 98.9) (>95%) across clinical lots Disclosures: The presenter has the following relevant financial and non-financial relationships to disclose: Financial Interests relating to Research Support: Merck Sharp and Dohme, PACT Pharma, ABBREVIATIONS: AE = adverse event; ALT = alanine aminotransferase; ANC = absolute neutrophil count; AST = aspartate aminotransferase; BLI = bioluminescent imaging; CNS = central nervous system; CRS = cytokine release syndrome; CTC = circulating tumor cells; DOR = duration of response; Hb = hemoglobin; REFERENCES: 1. Taylor-Papadimitriou J et al. Biochem Soc Trans. 2018;46(3):659-668. 2. Gutierrez R et al. J Clin Oncol. 2021;39(suppl 15). Abstract. Poseida Therapeutics, TCR2 Therapeutics, Roche/Genentech, Nutcracker Therapeutics, Regents of the University of California; Financial Interests relating to Travel/Accommodations: Roche/Genentech HLH = hemophagocytic lymphohistiocytosis; ICANS = immune effector cell–associated neurotoxicity; LTFU = long-term follow-up; LVEF = left ventricular ejection fraction; MAS = macrophage activation syndrome; MTD = maximum tolerated dose; ORR = overall response rate; OS = overall survival; PBS = phosphate-buffered saline; 3. Specht J et al. J Clin Oncol. 2021;39(suppl 15). Abstract. 4. Lee DW et al. Biol Blood Marrow Transplant. 2019:25(4):625-638. 5. Slovin S et al. ASCO GU 2022 Presenting author: David.Oh@ucsf.edu PFS = progression-free survival; PTFU = post-treatment follow-up; Q2W, every 2 weeks; RECIST = Response Evaluation Criteria in Solid Tumors; RP2D = recommended Phase 2 dose; SAD = single ascending dose; TTR = time to response; ULN = upper limit of normal. Clinical trial identifier: NCT05239143 ACKNOWLEDGMENTS: The authors and Poseida Therapeutics, Inc., thank the patients, caregivers, investigators, and study site staff for their involvement in this Study sponsored by Poseida Therapeutics study. This study was funded by Poseida (San Diego, CA).